UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 683-4100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 7.01	Regulation FD Disclosure

Beginning on November 7, 2005, New York Community Bancorp, Inc. (the “Company”) intends to distribute and make available to investors, and to post on its web site, a written presentation about the Company’s performance and strategies, including its prospective acquisitions of Long Island Financial Corp. and Atlantic Bank of New York. The written presentation is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(c)	Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors, and post on its web site, beginning on November 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2005	NEW YORK COMMUNITY BANCORP, INC.
Date

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s web site, beginning on November 7, 2005.